
CHEMICAL
BANK®

# 2016 Second Quarter Earnings Release July 27, 2016

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

# 2016 Q2 Earnings Release

## Supplemental Information

Presented by:

David B. Ramaker

Chairman, Chief Executive Officer and President

Lori A. Gwizdala

Executive Vice President and Chief Financial Officer

# Forward-Looking Statements and Other Information

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

# Forward-Looking Statements and Other Information (continued)

This presentation and the accompanying presentation by management also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its planned merger with Talmer Bancorp, Inc. ("Talmer"), the expected costs to be incurred in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance and consequences of the integration of Talmer into Chemical. Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

- Completion of the transaction is dependent on, among other things, receipt of regulatory approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
- The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction.
- The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
- The integration of Talmer's business and operations into Chemical, which will include conversion of Talmer's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical's or Talmer's existing businesses.
- Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer and employee attrition may be greater than expected.
- The outcome of pending or threatened litigation, whether currently existing or commencing in the future, including litigation related to the transaction.

# Forward-Looking Statements and Other Information (continued)

- The effect of divestitures that may be required by regulatory authorities in certain markets in which Chemical and Talmer compete.
- The challenges of integrating, retaining and hiring key personnel.
- Failure to attract new customers and retain existing customers in the manner anticipated.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2015. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

**Non-GAAP Financial Measures**

This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical's tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest margin on a fully taxable equivalent basis, and information presented excluding merger and acquisition-related transaction expenses, including net income, diluted earnings per share, return on average assets, return on average shareholders' equity and operating expenses. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results. See the Appendix hereto for a reconciliation of the non-GAAP financial measures to Chemical's GAAP results.

# Q2 2016 Highlights

- Diluted earnings per share of $0.67, up 12% from 1st qtr. 2016 and up 24% from 2nd qtr. 2015
- Diluted earnings per share, excluding merger and acquisition-related transaction expenses ("transaction expenses"), of $0.72; up 11% from 1st qtr. 2016, while up 18% over 2nd qtr. 2015
  - Higher net interest income resulting from loan growth and an increase in interest accretion
  - Semi-annual FRB dividend income and seasonal wealth management revenue
  - Operating expense management
- Return on average assets and return on average equity of 1.11% and 10.0%, respectively, in 2nd qtr. 2016 (1.19% and 10.8%, respectively, excluding transaction expenses)
- Loan Growth
  - Organic: $280 million in 2nd qtr. 2016 (11% commercial, 20% commercial real estate, 12% residential mortgage and 57% consumer loans)
- Asset quality ratios
  - Reduction in nonperforming loans of $11 million, or 15%
  - Net loan charge-offs/total loans of 0.10%
  - Nonperforming loans/total loans of 0.81% at 6/30/2016; down from 0.99% at 3/31/2016

# Income Statement Highlights

## Financial Highlights

| (in thousands except per share data) | 2016 2nd Qtr. | 2016 1st Qtr. | 2015 2nd Qtr. |
|---|---|---|---|
| Net interest income | $77,495 | $74,330 | $65,735 |
| Provision for loan losses | 3,000 | 1,500 | 1,500 |
| Noninterest income | 20,897 | 19,419 | 20,674 |
| Operating expenses[(1)] | 56,031 | 56,293 | 53,328 |
| Transaction expenses | 3,054 | 2,594 | 3,457 |
| Net income | 25,707 | 23,262 | 19,024 |
| Net Income, excl. transaction expenses | 27,692 | 24,948 | 21,683 |
| Diluted EPS | 0.67 | 0.60 | 0.54 |
| Diluted EPS, excl. transaction expenses | 0.72 | 0.65 | 0.61 |
| Avg. Diluted Shares Outstanding | 38,600 | 38,521 | 35,397 |
| Return on Avg. Assets | 1.11% | 1.01% | 0.94% |
| Return on Avg. Shareholders' Equity | 10.0% | 9.2% | 8.6% |
| Efficiency Ratio | 55.1% | 58.8% | 60.5% |
| Tangible Equity/Total Assets | 8.2% | 8.2% | 7.8% |
| Tangible Book Value/Share | $19.68 | $19.20 | $17.89 |

[(1)]Excludes merger and acquisition-related transaction expenses ("transaction expenses")

Prior Quarter Comparison

- Higher net interest income due to loan growth and interest accretion and semi-annual FRB dividend in 2nd Qtr.
- Higher noninterest income due to seasonal wealth management income and fees on deposit accounts
- Management of operating expenses
- Offset partially by increase in provision for loan losses due to strong loan growth

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $613 million, or 9%, organic growth in total loans during the twelve months ended June 30, 2016
- Impact of acquisitions

# Net Income

## Net Income Trending Upward ($ Millions, except EPS data)

| 2014 Total: $62.1[1]; $66.7[2] | 2015 Total: $86.8[1]; $92.3[2] | **2016 YTD: $49.0[1]; $52.6[2]** |
|---|---|---|



Net Income
EPS
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.00
$0.50
$0.00
$0.47
$13.8
$16.7
$16.2
$16.8
$15.3
$17.8
$21.7
$19.0
$24.5
$25.5
$24.9
$23.3
$27.7
$25.7
$0.72
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2014
2015
2016
Transaction Expenses (after-tax)
Net Income
EPS, Excluding Transaction Expenses

[1]Net Income
[2]Net Income, excluding transaction expenses (Non-GAAP)

# Organic Loan Growth ($ Millions)

## Quarterly Organic Loan Growth Trends



$300
$200
$100
$0
$106
$145
$142
$172
$15
$224
$181
$56
$96
$280
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2014 - $565
2015 - $476
2016 - $376

## Organic Loan Growth – 2015 Q2

$224



$54
$78
$39
$53

Commercial
CRE/C&D
Residential
Consumer

## Organic Loan Growth – 2016 Q2

$280



$31
$57
$159
$33

# Deposit Composition

## Total Deposits ($ Billions)



Total Deposits – June 30, 2015
$7.3
$0.3
$1.9
$1.5
$2.0
$1.6
Organic
$0.2, 2.4%
($0.1)
($0.1)
$0.1
$0.1
$0.2
Total Deposits – June 30, 2016
$7.5
$0.2
$1.4
$2.0
$2.1
$1.8
Noninterest-bearing Demand Deposits
Interest-bearing Demand Deposits
Savings Deposits
Time Deposits
Brokered Deposits

## Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$6,204
$6,709
$7,453
$7,449
$7,535
$7,528
0.22%
0.22%
0.23%
0.22%
0.22%
0.23%
Q1
Q2
Q3
Q4
Q1
Q2
2015
2016
0.50%
0.25%
0.00%
Interest Rate Paid
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

# Funding Breakdown ($ Billions)

**March 31, 2016**

$8.2 Billion

Average cost of wholesale borrowings – 1.28%



$0.3
$0.5
$1.4
$6.0

Average Cost of Funds Q1 2016– 0.25%

- Deposits: Interest and noninterest-bearing, demand, savings, money market
- Time Deposits
- Customer Repurchase Agreements
- Wholesale borrowings (brokered deposits - $0.2, FHLB advances - $0.6)

**June 30, 2016**

$8.4 Billion

Average cost of wholesale borrowings – 1.11%



$0.3
$0.8
$1.4
$5.9

Average Cost of Funds Q2 2016 – 0.27%

# Credit Quality ($ Millions, unless otherwise noted)

## Provision for Loan Losses vs. Net Loan Losses



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$2.2
$2.3
$2.8
$1.9
$1.8
$0.8
$4.3
$4.5
$1.8
$1.6
$1.5
$1.5
$1.5
$1.5
$1.5
$1.5
$2.0
$1.5
$3.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2014
2015
2016
Provision for Loan Losses
Net Loan Losses

## Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)



$160
$80
$0
ALL
NPLs
$148
$106
$91
$82
$71
$84
$73
$62

| | YE 2010 | YE 2011 | YE 2012 | YE 2013 | YE 2014 | YE 2015 | 2016 Q1 | 2016 Q2 |
|---|---|---|---|---|---|---|---|---|
| Originated Loans ($ billions) | $3.1 | $3.3 | $3.8 | $4.3 | $5.0 | $5.8 | $6.0 | $6.4 |
| Acquired Loans ($ billions) | 0.6 | 0.5 | 0.4 | 0.3 | 0.7 | 1.5 | 1.4 | 1.2 |
| Total Loans ($ billions) | $3.7 | $3.8 | $4.2 | $4.6 | $5.7 | $7.3 | $7.4 | $7.6 |
| ALL | $90 | $88 | $84 | $79 | $76 | $73 | $70 | $72 |
| ALL/ Originated Loans | 2.86% | 2.60% | 2.22% | 1.81% | 1.51% | 1.26% | 1.17% | 1.12% |
| NPLs/ Total Loans | 4.01% | 2.77% | 2.18% | 1.76% | 1.25% | 1.15% | 0.99% | 0.81% |
| Nonaccretable Discount (Credit Mark)/ Acquired Loans | 6.5% | 6.6% | 6.0% | 7.8% | 5.4% | 4.4% | 4.5% | 4.1% |

# Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend)

## Net Interest Income



$80
$70
$60
$50
$40
$30
$20
Net Interest Income ($ Millions)
$59.2
$65.7
$73.6
$75.5
$74.3
$77.5
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2015
2016
Net Interest Income

## Net Interest Margin and Loan Yields



5.00%
2.50%
0.00%
4.16%
4.17%
4.15%
4.16%
4.13%
4.19%
3.55%
3.59%
3.55%
3.64%
3.60%
3.70%
0.04%
0.04%
0.03%
0.04%
0.03%
0.11%
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2015
2016
Loan Yields
Purchase Accounting Accretion on Loans
Net Interest Margin

# Non-Interest Income



Quarterly
($ Millions)
$22.0
$11.0
$0.0
$19.3
$0.6
$1.4
$5.9
$5.1
$6.3
$20.7
$1.7
$6.5
$5.6
$6.9
$20.2
$1.4
$6.7
$4.7
$7.4
$20.1
$1.6
$6.4
$5.2
$6.9
$19.4
$1.4
$5.7
$5.2
$7.1
$20.9
$1.6
$6.3
$5.8
$7.2
Q1
Q2
Q3
Q4
Q1
Q2
2015
2016
Other
Wealth Management
Service Charges
Mortgage Banking Revenue
Investment Securities Gain

# Operating Expenses



Quarterly
$60.0
$40.0
$20.0
$0.0
($ Millions)
$51.0
$56.8
$58.3
$57.8
$58.9
$59.1
$2.1
$5.1
$4.6
$33.0
$13.0
$55.7
$2.6
$4.4
$4.9
$33.9
$13.1
$56.3
$3.1
$4.9
$5.5
$33.1
$12.5
$56.0
Q1
Q2
Q3
Q4
Q1
Q2
2015
2016
Other
Compensation
Occupancy
Equipment
Transaction Expenses

# Capital Ratios

## Capital Ratios

| Capital Ratio | Peer Average[1] 3/31/2016 | CHFC 3/31/2016 | **CHFC 6/30/2016** | **Chemical Bank 6/30/2016** | Required Basel III (Fully Phased) |
|---|---|---|---|---|---|
| Tangible Common Equity / Tangible Assets (%) | 9.0 | 8.2 | **8.2** | **NA** | NA |
| Tier 1 Leverage Ratio (%) | 10.1 | 8.5 | **8.6** | **8.7** | 5.0 |
| Common Equity Tier 1 Capital Ratio (%) | NA | 10.6 | **10.4** | **10.5** | 7.0 |
| Tier 1 Capital Ratio (%) | 11.7 | 10.6 | **10.4** | **10.5** | 8.5 |
| Total Risk-Based Capital Ratio (%) | 13.1 | 11.5 | **11.4** | **11.4** | 10.5 |

(1)Source SNL Financial – MBFI, UBSI, ONB, OZRK, FMBI, HOMB, PNFP, WSBC, HTLF, FFBC, PRK, FRME, TLMR, FCF, STBA, SRCE, GSBC and CTBI (ordered by asset size).

# Capital

## Tangible Book Value and Capital Ratios

| | 6/30/2015 | 6/30/2016 |
|---|---|---|
| Tangible Book Value / Share | $17.89 | **$19.68** |
| Tangible Common Equity / Total Assets | 7.8% | **8.2%** |
| Leverage Ratio | 8.3% | **8.6%** |
| Common Equity Tier 1 Capital | 10.3% | **10.4%** |
| Tier 1 Capital | 10.5% | **10.4%** |
| Total Risk-Based Capital | 11.6% | **11.4%** |

## Tangible Book Value (TBV) Roll Forward



$25
$20
$15
$10
$5
$0
$17.89
$2.73
$1.04
$0.10
$0.20
$19.68
TBV @ 6/30/2015
Net Income (Excl. Transaction Expenses)
Dividends
Talmer (Merger Expenses)
AOCI Adj. & Other
TBV @ 6/30/2016

# Closing Comments

- Concentrate on opportunities for **acquisitive growth and industry consolidation**
- Emphasize our strategy of being **the Preeminent Midwest Community Bank**
- Focus on **what we can control**

# Appendix: Non-GAAP Reconciliation

**(Dollars in thousands, except per share data)**

| | **2Q 2016** | 1Q 2016 | 2Q 2015 |
|---|---|---|---|
| Shareholders' equity | **$1,050,299** | $1,032,291 | $980,791 |
| Goodwill, CDI and non-compete agreements, net of tax | **(297,044)** | (297,821) | (299,109) |
| Tangible shareholders' equity | **$753,255** | $734,470 | $681,682 |
| Common shares outstanding | **38,267** | 38,248 | 38,110 |
| Tangible book value per share | **$19.68** | $19.20 | $17.89 |
| | | | |
| Net income | **$25,707** | $23,262 | $19,024 |
| Transaction expenses, net of tax | **1,985** | 1,686 | 2,659 |
| Net income, excluding transaction expenses | **$27,692** | $24,948 | $21,683 |
| | | | |
| Diluted earnings per share | **$0.67** | $0.60 | $0.54 |
| Effect of transaction expenses, net of tax | **0.05** | 0.05 | 0.07 |
| Diluted earnings per share, excluding transaction expenses | **$0.72** | $0.65 | $0.61 |
| | | | |
| Average assets | **$9,332,398** | $9,241,034 | $8,117,138 |
| Return on average assets | **1.11%** | 1.01% | 0.94% |
| Effect of transaction expenses, net of tax | **0.08%** | 0.08% | 0.13% |
| Return on average assets, excluding transaction expenses | **1.19%** | 1.09% | 1.07% |
| | | | |
| Average shareholders' equity | **$1,033,014** | $1,017,929 | $884,863 |
| Return on average shareholders' equity | **10.0%** | 9.2% | 8.6% |
| Effect of transaction expenses, net of tax | **0.8%** | 0.7% | 1.2% |
| Return on average shareholders' equity, excluding transaction expenses | **10.8%** | 9.9% | 9.8% |

CHEMICAL
FINANCIAL CORPORATION®

